Cash And Cash Equivalents - Summary Of Detailed Information About Cash And Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 USD ($)	Dec. 31, 2022 SGD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2021 SGD ($)	Dec. 31, 2020 SGD ($)	Dec. 31, 2019 SGD ($)
Cash and cash equivalents [abstract]
Cash on hand		$ 18		$ 18
Cash at bank		113,847		290,597
Fixed deposits		275,235		22,532
Cash and cash equivalents	$ 289,380	$ 389,100	$ 232,892	$ 313,147	$ 59,807	$ 35,920